UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 6, 2017

BUILDERS FIRSTSOURCE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-51357	52-2084569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

(214) 880-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Other Events. Entry into a Material Definitive Agreement.

On September 6, 2017, Builders FirstSource, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), among the Company, Goldman Sachs & Co. LLC, as underwriter (the “Underwriter”), and JLL Building Holdings, LLC, as a selling stockholder (the “Selling Stockholder”).

Pursuant to the Underwriting Agreement, subject to the terms and conditions expressed therein, the Selling Stockholder agreed to sell to the Underwriter an aggregate of 13,482,177 shares of the Company’s common stock (the “Securities”) at a price of $16.17 per share.

The Securities are being sold by the Selling Stockholder pursuant to a preliminary prospectus supplement, dated September 6, 2017, a final prospectus supplement, dated September 6, 2017 and the related prospectus dated November 26, 2014, each filed with the Securities and Exchange Commission, relating to the Company’s registration statement on Form S-3 (File No. 333-199955), as amended by Pre-Effective Amendment No. 1 thereto.

The Company has agreed to indemnify the Underwriter against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended. If the Company is unable to provide the required indemnification, the Company has agreed to contribute to payments the Underwriter may be required to make in respect of those liabilities. In addition, the Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Selling Stockholder and customary conditions to closing. The offering closed on September 8, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1.	Underwriting Agreement, dated September 6, 2017, among Builders FirstSource, Inc., Goldman Sachs & Co. LLC and JLL Building Holdings, LLC, as a selling stockholder.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

By:	/s/ Donald F. McAleenan
Name:	Donald F. McAleenan
Title:	Senior Vice President, General Counsel and Secretary

Date: September 8, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1.	Underwriting Agreement, dated September 6, 2017, among Builders FirstSource, Inc., Goldman Sachs & Co. LLC and JLL Building Holdings, LLC, as a selling stockholder.

4